SEI INSTITUTIONAL INTERNATIONAL TRUST

International Equity Fund
(the "Fund")

Supplement Dated May 9, 2025
to the Class F Shares Prospectus, Class I Shares Prospectus, and Class Y Shares Prospectus,
each dated January 31, 2025 (the "Prospectuses") and Statement of Additional Information (the
"SAI"), dated January 31, 2025, as amended on April 11, 2025

This Supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with such Prospectuses and SAI.

The Prospectuses and SAI are hereby supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust ("DIFA") no longer serves as a sub-adviser to the Fund. As such, all references to DIFA's management of the Fund are hereby deleted from the Prospectuses and SAI.

There are no other changes to the Prospectuses or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1602 (05/25)